                                                                   Exhibit 10.47


                                VOTING AGREEMENT

         VOTING AGREEMENT, dated as of June 1, 1999 (this "Agreement"), by and among ViaGrafix Corporation, an Oklahoma corporation ("ViaGrafix"), and the stockholders of 7th Level Corporation ("7th") who are signatories hereto (the "Stockholders").

                                R E C I T A L S:

         WHEREAS, 7th and ViaGrafix have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), relating to the merger (the "Merger") of 7th and ViaGrafix;

         WHEREAS, the Stockholders beneficially own shares of the common stock, par value $.01 per share, of 7th (the "7th Common Stock") and/or shares of the Series D Preferred Stock of 7th (the "Preferred Stock"); and

         WHEREAS, the Stockholders believe that the Merger is in their best interests and accordingly, wish to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. VOTING. Each of the Stockholders agrees to vote all shares of 7th Common Stock and Preferred Stock beneficially owned by him (other than as set forth on the signature page hereto) for the approval of the Merger Agreement (in the form executed as of the date hereof, with such changes thereto as the parties hereto may agree prior to such changes), and each of the transactions contemplated therein.

         2. TERM. This Agreement shall terminate on the earlier of (x) a termination of the Merger Agreement pursuant to Section 8.01(a) or (y) the 120th day after the date hereof; provided, however if the Registration Statement on Form S-4 (or Proxy Statement/Prospectus which forms a part thereof) is filed with the Securities and Exchange Commission on or prior to the 60th day from the date hereof, this Agreement shall terminate on the earlier of (x) a termination of the Merger Agreement pursuant to Section 8.01 (a) or (y) December 31, 1999.


         3.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) Each of the Stockholders hereby, severally and not jointly, represents and warrants as follows:

                           (i) Such stockholder is the beneficial owner of his
or its shares of 7th Common Stock and Preferred Stock subject hereto, free and clear of all liens, charges and encumbrances whatsoever.

                           (ii) Such stockholder has all necessary power and
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such stockholder. This Agreement has been duly executed and delivered by such stockholder and constitutes the legal, valid and binding obligation of such stockholder, enforceable against such stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

                           (iii) No consent, approval, order or authorization of
any third party (including any federal, state or local governmental authority) is required by or with respect to such stockholder to validly execute and deliver this Agreement and to consummate the transactions contemplated hereby.

                  (b) Each of the Stockholders agrees that, until this Agreement has been terminated, such stockholder will not sell, transfer, assign or otherwise dispose of any of his or its shares of 7th Common Stock or Preferred Stock, unless the proposed transferee of such shares becomes a signatory to this Agreement.

         4. FURTHER ASSURANCES. Each party hereto shall perform such further acts and execute such further documents as may be required to carry out the provisions of this Agreement.

         5. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         6. SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which he/it is entitled at law or in equity, and the parties waive any requirement to post any bond as a condition to seeking or obtaining equitable relief.

         7. NOTICES. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (a) on the date of service if personally served, (b) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return


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receipt requested, postage prepaid, (c) on the next day after sending, if sent by overnight service, or (d) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

                           If to ViaGrafix:

                                    ViaGrafix Corporation
                                    One American Way
                                    Pryer, Oklahoma 74361
                                    Attention: President
                                    Telephone: (918) 825-6700
                                    Fax: (918) 825-6744

                           If to any Stockholder, at his address set forth on
the signature page hereto.

         8. SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, in whole or in part, the validity of the remaining provisions shall not be affected and the remaining portion of any provision held to be invalid, illegal or unenforceable shall in no way be affected, prejudiced or disturbed thereby.

         9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement.

         10. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any state or federal court located within the County of New York, State of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court or that such court is an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

                             ViaGrafix Corporation


                             By:
                                -------------------------------------
                                Name:
                                Title:


            Name of Stockholder:
                                -------------------------------------


                             By:
                                -------------------------------------
                                Name:

                             Address:
                                     --------------------------------



                             Telephone:
                                       ------------------------------

                             Fax:
                                 ------------------------------------

                             Number of shares of 7th Common Stock (if less than all):_____________

                             Number of shares of Preferred Stock (if less than all):_____________


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                                   SCHEDULE A


                         NUMBER OF SHARES OF                 NUMBER OF SHARES OF
NAME                     7TH COMMON                          PREFERRED
----                     ----------                          ---------











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